AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of February __, 2018, is by and among Hancock Jaffe Laboratories, Inc., a Delaware corporation (the “Company”), and the undersigned signatories hereto (collectively, the “Lenders”), and amends that certain Securities Purchase Agreement, dated as of January 5, 2018, by and among the Company and the signatories thereto (the “Purchasers” and altogether, the “Purchase Agreement”), the Convertible Notes issued pursuant to the Purchase Agreement (the “2018 Notes”), and the Common Stock Purchase Warrants issued pursuant to the Purchase Agreement (the “2018 Warrants” and, together with the Purchase Agreement and the 2018 Notes, the “Transaction Documents”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Transaction Documents.

RECITALS

WHEREAS, the Company and the Lenders desire to amend the Transaction Documents to (i) extend the maturity date of the 2018 Notes to May 15, 2018, and (ii) provide that the number of Warrant Shares exercisable under the 2018 Warrants shall equal 75% of the number of shares of Common Stock issuable upon conversion of the 2018 Notes;

WHEREAS, pursuant to Section 5.4 of the Purchase Agreement, the Transaction Documents may be amended or the respective terms waived with the written consent of the Company and the Purchasers holding a majority of the aggregate principal amount of all 2018 Notes issued under the Purchase Agreement (the “Requisite Holders”); and

WHEREAS, the Company and the undersigned Lenders, constituting the Requisite Holders, desire to amend the Transaction Documents as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereby agree as follows:

1. Amendment to Purchase Agreement Section 2.2(a)(iii). Section 2.2(a)(iii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(iii) a Warrant registered in the name of such Purchaser with an exercise price per share equal to the lesser of (a) $14.40 or (b) 120% of the Conversion Price, and to purchase up to a number of shares of Common Stock equal to 75% of the number of shares of Common Stock issuable upon conversion of such Purchaser’s Note.”

2. Amended and Restated Note. In connection and to facilitate the stated intent of the Company and the Lenders in the recitals, among other things, the parties consent and agree that the 2018 Notes issued to all Purchasers are hereby amended and restated, substantially in the form attached hereto as Exhibit A (the “Amended and Restated Note”). The Company shall execute and deliver the Amended and Restated Note to each Purchaser.

3. Amended and Restated Warrant. In connection and to facilitate the stated intent of the Company and the Lenders in the recitals, among other things, the parties consent and agree that the 2018 Warrants issued to all Purchasers are hereby amended and restated substantially in the form attached hereto as Exhibit B (the “Amended and Restated Warrant”). The Company shall execute and deliver the Amended and Restated Warrant to each Purchaser.

4. No Other Amendments. Except as herein amended, all provisions of the Transaction Documents shall remain in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

6. Enforceability. If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Amendment will remain in full force and effect. Any provision of this Amendment held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall have the same force and effect of the original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

COMPANY:

HANCOCK JAFFE LABORATORIES, INC.

By:
Name:	William R. Abbott
Title:	Chief Financial Officer

Signature Page to Amendment to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

By:
Name:
Title:

Signature Page to Amendment to Securities Purchase Agreement

EXHIBIT A

Amended and Restated Note

EXHIBIT B

Amended and Restated Warrant